Exhibit 3.281

UNITED STATES OF AMERICA

State of Louisiana

Tom Schedler

SECRETARY OF STATE

As Secretary of State, of the State of Louisiana, I do hereby Certify that the attached document(s) of

PHC-MORGAN CITY, L.P.

35131622J	ORIGF	8/21/2001	6 page(s)
35161867	RESTA	10/26/2001	11 page(s)
35168829	AMEND	11/13/2001	6 page(s)

March 14, 2011

Secretary of State

CB 35131622J

STATE OF LOUISIANA · UNION · JUSTICE · CONFIDENCE · SECRETARY OF STATE

Certificate ID: 10148513#WAE52

www.sos.louisiana.gov

Page 1 of 1 on 3/14/2011 7:36:38 AM

the attached document(s) of PHC-MORGAN CITY, UP. are true and correct and are filed in the Louisiana Secretary of State’s Office. 35131622J OEIGF 8/21/2001 6 page(s) 35161867 HESTA 10/26/2001 11 page(3) 35168B29 AMEND 11/13/2001 6 page(s) In testimony whereof, I have hereunto set my hand and caused the Seal of my Office to be affixed at the City of Baton Rouge on, March 14, 2011 Certificate ID: 10148513#WAE52 To validate this certificate, visit the following web site, go to Commercial Division, Certificate Validation, then follow the instructions displayed. www.sos.louisiana.gov

W. Fox Mckeithen
Secretary of State

LOUISIANA PARTNERSHIP REGISTRATION FORM (R.S. 9:3401)
Enclose $75.00 filing fee	Return to:	Commercial Division
Make remittance payable to		P.O. Box 94125
Secretary of State		Baton Rouge, LA 70804-9125
Do Not Send Cash		Phone (225) 925-470-4
Web Site: www.aao.state.la.us

CHECK ONE: ☑ Original Filing ☐ Amendment
Current Partnership Name: PHC-Morgan City, L.P.
Previous Partnership Name: N/A
Louisiana municipal address of principal place of business:
1125 Marguerite Street, Morgan, Louisiana 70381
Effective date of contract: Month, Day, Year Telephone (                   )
Federal tax Identification number: Applied for
Name and municipal address of each partner: (Attach addendum if needed)
PHC-Lakewood, Inc. (general partner)
Name
105 Westwood Place, Suite 400, Brentwood, TN 37027
Address
PHC-Louisiana, Inc. (limited partner)
Name
105 Westwood Place, Suite 400, Brentwood, TN 37027
Address

Name

Address

Howard T. Wall	08/20/01

Signature. Title and Telephone of person completing form	Date
(ILLEGIBLE)
See instructions on back

ARTICLES OF LIMITED PARTNERSHIP
OF
PHC-MORGAN CITY, L.P.
     Pursuant to Section 3404 of the Louisiana Civil Code of 1870, this undersigned parties being all of the partners (the “Partners”) of PHC-Morgan City, L.P. (the “Limited Partnership”), a Louisiana limited partnership formed pursuant to the provisions of Article 2836 et. seq. of the Louisiana Civil Code of 1870, as amended and reenacted (the “Act”), hereby agree as follows:

		Percent	Capital
	Name and Address	Ownership	Contribution
General Partner:	PHC-Lakewood, Inc.	1%	$1.00
	a Louisiana corporation
	105 Westwood Place, Suite 400
	Brentwood, Tennessee 37027

Limited Partner:	PHC-Louisiana, Inc.	99%	$99.00
	a Louisiana corporation
	105 Westwood Place, Suite 400
	Brentwood, Tennessee 37027
     Each Partner made its contribution to capital in cash at the time it executed the Articles of Limited Partnership, dated August 21, 2001. Neither Partner shall be required to make any additional contribution of capital to the Limited Partnership, although the Partners may from time to time agree to make additional contributions to the Limited Partnership.
     The Limited Partnership may engage in any lawful business permitted by the Act, including without limitation, acquiring, owning, operating, selling, leasing, and otherwise dealing with hospitals and other healthcare businesses.
     The address of the registered and principal office of the Limited Partnership is 1125 Marguerite Street, Morgan, Louisiana 70381 and the name and address of the registered agent for service of process on the Limited Partnership in the State of Louisiana is National Registered Agents, Inc., 225 St. Ann Drive, Mandeville, Louisiana 70471-3219.
     The Limited Partnership shall be terminated and dissolved upon the earlier of (i) the mutual agreement of the Partners or (ii) December 31, 2050.

After payment of all obligations and other liabilities as provided in the Act, notwithstanding any provision to the contrary in this Agreement, all remaining Limited Partnership assets shall be distributed to the Partners in accordance with their positive ending capital account balances in compliance with Treasury Regulation Section 1.704-1(b)(2)(ii)(b)(2). No Partner shall have the obligation to another Partner, the Limited Partnership, or third party to restore a negative capital account balance during the existence or upon termination of the Limited Partnership.
     A capital account for each Partner shall be established, maintained and adjusted in accordance with Treasury Regulation Section 1.704-1(b)(2)(iv), including any optional adjustments under Treasury Regulation Section 1.704-1(b)(2)(iv)(f) that the General Partner believes are necessary to reflect the economic interests of the Partners and, if applicable, the adjustments required under Treasury Regulation Section 1.704-1(b)(2)(iv)(g).
     All distributions and, after giving effect to the special allocations in the following paragraph, all allocations of income, gins, losses and credits shall be made in accordance with the Percent Ownership of each Partner. No allocation of loss or deduction will be made to a Partner that would create an impermissible capital account balance as computed under Treasury Regulations Section 1.704-1(b)(2)(ii)(d).
     This Agreement contains, and the Partners shall comply with the “qualified income offset” provision of Treasury Regulations Section 1.704-1(b)(2)(ii)(d), the minimum gain chargeback provisions and provisions relating to the special allocation of nonrecourse deductions of Treasury Regulations Section 1.704-2. The allocations contained in this paragraph shall be defined, interpreted and made in accordance with the applicable Treasury Regulations.
     Income, gain, loss and deduction as computed for income tax purposes with respect to Limited Partnership property subject to Internal Revenue Code Section 704(c) and/or Treasury Regulations Section 1.704-1(b)(2)(iv)(f) shall be allocated in accordance with said Internal Revenue Code Section and/or Treasury Regulations Section 1.704-1(b)(4)(i), as the case may be, using any reasonable method permitted in Treasury Regulations Section 1.704-3 that is selected by the General Partner. Allocations made pursuant to this paragraph shall not affect the capital accounts of the Partners.
     The General Partner shall have the exclusive right and full power and authority to manage, control, conduct and operate the business of the Partnership, and may take any and all action without the consent of the Limited Partner. The General Partner shall maintain all books and records required by the Act to be maintained at the address specified above or at any other office designated by the General Partner. The General Partner shall make available at its principal office at the address specified above in the State of Tennessee such books and records of the Limited Partnership as are required pursuant to the

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Act. The General Partner shall have the right to designate a different registered agent and/or registered office for the Limited Partnership by complying with any requirements pursuant to the Act.
     The Limited Partnership shall indemnify and hold harmless the General Partner, and its members, managers, employees, agents and representatives and the officers, directors, employees agents and representatives of its members to the fullest extent permitted by the Act.
     The Partners hereby agree that all other terms of the Limited Partnership be controlled and interpreted in accordance with the Act.

3

EXECUTED effective as of August 21, 2001.

GENERAL PARTNER:

WITNESSES:	PHC-Lakewood, Inc.,
a Louisiana corporation

Faye S. Edwards	By:	/s/ Brenda B. Rector
Darla T. Cowan	Title:	Vice President & Controller

STATE OF TENNESSEE	)
) SS.:
COUNTY OF WILLIAMSON)
          On this 21st day of August, 2001, before me, the subscriber, a Notary Public duly appointed to take proof and acknowledgment of deeds and other instruments, came Brenda B. Rector, to me personally known to be the individual described in and who signed the preceding Articles of Limited Partnership, and who duly acknowledged to me, the signing of the same, and being by me duly sworn deposeth and saith that he signed the foregoing Articles of Limited Partnership in the capacity set forth under his signature.
          IN TESTIMONY WHEREOF, I hereunto set my name and affix my official seal at Brentwood, Tennessee, the day and year first above written.
     Linda Marie Crockett Notary Public

My Commission Expires SEPT. 25, 2004

WITNESSES:	LIMITED PARTNER:

PHC-Louisiana, Inc.
a Louisiana corporation

Faye S. Edwards	By:	/s/ Brenda B. Rector
Darla T. Cowan	Title:	Vice President & Controller

4

STATE OF TENNESSEE	)
) SS.:
COUNTY OF WILLIAMSON)
          On this 21st day of August, 2001, before me, the subscriber, a Notary Public duly appointed to take proof and acknowledgment of deeds and other instruments, came Brenda B. Rector, to me personally known to be the individual described in and who signed the preceding Articles of Limited Partnership, and who duly acknowledged to me, the signing of the same, and being by me duly sworn deposeth and saith that he signed the foregoing Articles of Limited Partnership in the capacity set forth under his signature.
          IN TESTIMONY WHEREOF, I hereunto set my name and affix my official seal at Brentwood, Tennessee, the day and year first above written.
     Linda Marie Crockett Notary Public

My Commission Expires SEPT. 25, 2004

5

AMENDED AND RESTATED
ARTICLES OF LIMITED PARTNERSHIP
OF
PHC-MORGAN CITY, L.P.
     Pursuant to Section 3404 of the Louisiana Civil Code of 1870, the undersigned parties being all of the partners (the “Partners”) of PHC-Morgan City, L.P. (the “Limited Partnership”), a Louisiana limited partnership formed pursuant to the provisions of Article 2836 et. seq. of the Louisiana Civil Code of 1870, as amended and reenacted (the “Act”), hereby amend and restate the Articles of Limited Partnership of the Limited Partnership and agree as follows:

		Percent	Capital
	Name and Address	Ownership	Contribution
General Partner:	PHC-Lakewood, Inc.	1%	$1.00
	a Louisiana corporation
	105 Westwood Place, Suite 400
	Brentwood, Tennessee 37027

Limited Partner:	PHC-Morgan Lake, Inc.	99%	$99.00
	a Louisiana corporation
	105 Westwood Place, Suite 400
	Brentwood, Tennessee 37027
     The General Partner made its contribution to capital in cash at the time it executed the Articles of Limited Partnership, dated August 21, 2001. The Limited Partner made its contribution to capital in cash at the time it executed the Amended and Restated Articles of Limited Partnership, dated October 24, 2001. Neither Partner shall be required to make any additional contribution of capital to the Limited Partnership, although the Partners may from time to time agree to make additional contributions to the Limited Partnership.
     The Limited Partnership may engage in any lawful business permitted by the Act, including without limitation, acquiring, owning, operating, selling, leasing, and otherwise dealing with hospitals and other healthcare businesses.
     The address of the registered and principal office of the Limited Partnership is 1125 Marguerite Street, Morgan City, Louisiana 70381, and the name and address of the registered agent for service of process on the Limited Partnership in the State of Louisiana is National Registered Agents, Inc., 225 St. Ann Drive, Mandeville,

Louisiana 70471-3219.
     The Limited Partnership shall be terminated and dissolved upon the earlier of (i) the mutual agreement of the Partners or (ii) December 31, 2050. After payment of all obligations and other liabilities as provided in the Act, notwithstanding any provision to the contrary in this Agreement, all remaining Limited Partnership assets shall be distributed to the Partners in accordance with their positive ending capital account balances in compliance with Treasury Regulation Section 1.704-1(b)(2)(ii)(b)(2). No Partner shall have the obligation to another Partner, the Limited Partnership, or third party to restore a negative capital account balance during the existence or upon termination of the Limited Partnership.
     A capital account for each Partner shall be established, maintained and adjusted in accordance with Treasury Regulation Section 1.704-1(b)(2)(iv), including any optional adjustments under Treasury Regulation Section 1.704-1(b)(2)(iv)(f) that the General Partner believes are necessary to reflect the economic interests of the Partners and, if applicable, the adjustments required under Treasury Regulation Section 1.704-1(b)(2)(iv)(g).
     All distributions and, after giving effect to the special allocations in the following paragraph, all allocations of income, gains, losses and credits shall be made in accordance with the Percent Ownership of each Partner. No allocation of loss or deduction will be made to a Partner that would create an impermissible capital account balance as computed under Treasury Regulations Section 1.704-1(b)(2)(ii)(d).
     This Agreement contains, and the Partners shall comply with the “qualified income offset” provision of Treasury Regulations Section 1.704-1(b)(2)(ii)(d), the minimum gain chargeback provisions and provisions relating to the special allocation of nonrecourse deductions of Treasury Regulations Section 1.704-2. The allocations contained in this paragraph shall be defined, interpreted and made in accordance with the applicable Treasury Regulations.
     Income, gain, loss and deduction as computed for income tax purposes with respect to Limited Partnership property subject to Internal Revenue Code Section 704(c) and/or Treasury Regulations Section 1.704-1(b)(2)(iv)(f) shall be allocated in accordance with said Internal Revenue Code Section and/or Treasury Regulations Section 1.704-1(b)(4)(i), as the case may be, using any reasonable method permitted in Treasury Regulations Section 1.704-3 that is selected by the General Partner. Allocations made pursuant to this paragraph shall not affect the capital accounts of the Partners.
     The General Partner shall have the exclusive right and full power and authority to manage, control, conduct and operate the business of the Partnership, and may take any and all action without the consent of the Limited Partner. The General Partner shall maintain all books and records required by the Act to be

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maintained at the address specified above or at any other office designated by the General Partner. The General Partner shall make available at its principal office at the address specified above in the State of Tennessee such books and records of the Limited Partnership as are required pursuant to the Act. The General Partner shall have the right to designate a different registered agent and/or registered office for the Limited Partnership by complying with any requirements pursuant to the Act.
     The Limited Partnership shall indemnify and hold harmless the General Partner, and its members, managers, employees, agents and representatives and the officers, directors, employees agents and representatives of its members to the fullest extent permitted by the Act.
     The Partners hereby agree that all other terms of the Limited Partnership be controlled and interpreted in accordance with the Act.

3

     EXECUTED effective as of October 24, 2001.

GENERAL PARTNER:

WITNESSES:	PHC-Lakewood, Inc.,
a Louisiana corporation

Faye S. Edwards	By:	/s/ Howard T. Wall
Darla T. Cowan	Title:	V.P. and Secretary

STATE OF TENNESSEE	)
) SS.:
COUNTY OF WILLIAMSON)
          On this 24 day of October, 2001, before me, the subscriber, a Notary Public duly appointed to take proof and acknowledgment of deeds and other instruments, came Howard T. Wall, to be the individual described in and who signed the preceding Articles of Limited Partnership, and who duly acknowledged to me, the signing of the same, and being by me duly sworn deposeth and saith that he signed the foregoing Articles of Limited Partnership in the capacity set forth under his signature.
          IN TESTIMONY WHEREOF, I hereunto set my name and affix my official seal at Brentwood, Tennessee, the day and year first above written.
     Linda Marie Crockett Notary Public

My Commission Expires SEPT. 25, 2004

4

WITNESSES:	LIMITED PARTNER:

PHC-Morgan Lake, Inc.
a Louisiana corporation

Faye S. Edwards	By:	/s/ Howard T. Wall
Darla T. Cowan	Title:	V.P. and Secretary

STATE OF TENNESSEE	)
) SS.:
COUNTY OF WILLIAMSON	)
          On this 24 day of October, 2001, before me, the subscriber, a Notary Public duly appointed to take proof and acknowledgment of deeds and other instruments, came Howard T. Wall, to me personally known to be the individual described in and who signed the preceding Articles of Limited Partnership, and who duly acknowledged to me, the signing of the same, and being by me duly sworn deposeth and saith that he signed the foregoing Articles of Limited Partnership in the capacity set forth under his signature.
          IN TESTIMONY WHEREOF, I hereunto set my name and affix my official seal at Brentwood, Tennessee, the day and year first above written.
     Linda Marie Crockett Notary Public

My Commission Expires SEPT. 25, 2004
           (SEAL)

5

PHC-MORGAN LAKE, INC.
Consent Action Taken by the Board of Directors
October 19, 2001
Pursuant to Sections 12:52 and 12:81 of the Louisiana Business Corporation Law, the following action is taken by consent on behalf of PHC-Morgan Lake, Inc. (the “Corporation”) by the undersigned, constituting all of the directors of the Corporation:
          1. The charter of the Corporation was filed with the Secretary of State of Louisiana on October 19, 2001.
          2. The bylaws inserted in the minute book following these minutes are adopted as the bylaws of the Corporation.
          3. The specimen form of stock certificate inserted in the minute book following these minutes of consent action and initialed by the incorporator is adopted as the certificate representing the shares of common stock of the Corporation.
          4. The Directors of the Corporation, pursuant to Section 12:52 of the Louisiana Business Corporation Law, wishes to offer shares of the Corporation’s common stock for sale. To carry out such wishes, up to 1,000 shares are hereby offered for sale, for consideration of $.01 per share or a total consideration not in excess of $10.00.
          5. The application for an employer identification number on United States Treasury Department/Internal Revenue Service Form SS-4 in the form inserted in the minute book following these minutes of consent action is approved.
          6. The persons named below are elected to the offices set opposite their names until their successors shall have been elected and shall qualify:

Name	Office
Martin S. Rash	President
John M. Rutledge	Vice President
Brenda B. Rector	Vice President & Controller
Howard T. Wall	Vice President & Secretary
Christopher T. Hannon	Vice President & Assistant Treasurer
Kent H. Wallace	Vice President
James T. Anderson	Vice President

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     7. The President and Secretary are authorized and directed to execute and deliver to Province Healthcare Company one or more certificates representing an aggregate of 1,000 shares of the Corporation’s common stock, having $.01 par value per share.
     8. The Corporation’s fiscal year shall be the calendar year.
     9. The attached resignation of the incorporator is accepted.
     These actions are taken on and are effective as of the date first above written by consent of the undersigned directors.

/s/ Martin S. Rash
Martin S. Rash

/s/ Howard T. Wall, III
Howard T. Wall, III

2

PHC-MORGAN LAKE, INC.
Consent Action of the Shareholder
October 19, 2001
     Pursuant to Section 12:76 of the Louisiana Business Corporation Law, Province Healthcare Company, constituting the sole shareholder of PHC-Morgan Lake, Inc., hereby ratifies and approves the bylaws as adopted by the incorporator and ratifies and approves all other actions taken by the board of directors as witnessed by the Consent Action of the Board of Directors effective October 19, 2001.

PROVINCE HEALTHCARE COMPANY
By:	/s/ Howard T. Wall

AGREEMENT OF WITHDRAWAL
     This Agreement of Withdrawal (“Agreement”), effective as of this 24th day of October, 2001, by and among PHC-LAKEWOOD, INC., a Louisiana corporation (“Lakewood”), PHC-LOUISIANA, INC., a Louisiana corporation (“Louisiana”) and PHC-MORGAN LAKE, INC., a Louisiana corporation (“Morgan Lake”) (each a “Party” and collectively, the “Parties”) is made with reference to the following facts:
     WHEREAS, Lakewood and Louisiana entered into Articles of Limited Partnership of PHC-Morgan City, L.P. (the “Articles”), dated August 21, 2001, which contemplated that Lakewood would serve as general partner of PHC-Morgan City, L.P., a Louisiana limited partnership (the “Partnership”) and Louisiana would serve as limited partner the Partnership;
     WHEREAS, as of the date of this Agreement, Lakewood owns a 1% ownership interest in the Partnership as general partner and Louisiana owns a 99% ownership interest in the Partnership as limited partner (the “Interest”);
     WHEREAS, the Parties have agreed that Louisiana will assign the Interest to Morgan Lake and withdraw as the limited partner of the Partnership;
     WHEREAS, the Parties have agreed that the Articles shall be amended to reflect that Morgan Lake owns the Interest;
     NOW, THEREFORE, in consideration of the mutual covenants and for other good and valuable consideration, the Parties hereby agree as follows:
     1. Assignment of Membership Interest. The Parties agree to and acknowledge that Louisiana hereby assigns its full Interest, including all governance and financial rights, to Morgan Lake. This Agreement shall constitute the consent of Lakewood, to the assignment of the Interest.
     2. Acceptance of Assignment. Morgan Lake hereby accepts such assignment of the Interest and agrees to become a limited partner of the Partnership. As consideration for the assignment of the Interest, Morgan Lake shall pay to Louisiana $99, the amount of Louisiana’s original capital contribution to the Partnership, in exchange for the Interest.
     3. Amended and Restated Articles of Limited Partnership. The parties agree that the Articles shall be amended and restated to provide that Morgan Lake is substituted as a limited partner of the Partnership in place of Louisiana, that all references to partners shall be deemed to refer to Lakewood and Morgan Lake and that the Amended and Restated Articles of Limited Partnership shall become effective on their filing date.

     4. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.
     5. Defined Terms. Capitalized terms used in this Agreement shall have the same meanings as in the Articles unless defined herein.

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     IN WITNESS WHEREOF, the parties have caused this Agreement of Withdrawal to be executed and delivered as of the day and year first above written.

PHC-LAKEWOOD, INC.

By:	/s/ Howard T. Wall
Title:	V.P. and Secretary

PHC-LOUISIANA, INC.

By:	/s/ Howard T. Wall
Title:	V.P. and Secretary

PHC-MORGAN LAKE, INC.

By:	/s/ Howard T. Wall
Title:	V.P. and Secretary

3

CERTIFICATE OF CORRECTION
OF
AMENDED AND RESTATED ARTICLES OF LIMITED PARTNERSHIP
OF
PHC-MORGAN CITY, L.P.
The undersigned hereby certifies:
1. The name of the limited partnership is PHC-Morgan City, L.P.
2. The limited partnership was formed in the State of Louisiana on August 20, 2001.
3. The Amended and Restated Articles of Limited Partnership of PHC-Morgan City, L.P. which were filed in the Office of the Secretary of State on October 26, 2001 require correction as permitted by the Louisiana Revised Statutes, in that additional documents that were not a part of the Amended and Restated Articles were attached to the Amended and Restated Articles.
4. The document in corrected form is attached hereto as Exhibit A.
IN WITNESS WHEREOF, the undersigned has executed this Certificate of Correction this 9th day of November, 2001.

GENERAL PARTNER:

PHC-Lakewood, Inc.,
WITNESSES:	A Louisiana Corporation

Darla T. Cowan	By:	/s/ Howard T. Wall, III
Howard T. Wall, III
Rhonda Davis		Secretary and Vice President
STATE OF TENNESSEE
COUNTY OF WILLIAMSON
     On this 9th day of November, 2001, before me, the subscriber, a Notary Public duly appointed to take proof and acknowledgement of deeds and other instruments came Howard T. Wall, III, to me personally known to be the individual described in and who signed the preceding Certificate of Correction, and who duly acknowledged to me, the signing of the same, and being by me duly sworn deposeth and saith that he signed the foregoing Certificate of Correction in the capacity setforth under his signature.
     IN TESTIMONY, I hereunto set my name and affix my official seal at Brentwood, Tennessee, the day and year first above written.

/s/ Linda Marie Crockett Notary Public
My Commission Expires SEPT. 25, 2004

FOR MCKEITHEN
Secretary of State
Received & Filed
DATE OCT 26 2001
EXHIBIT A
AMENDED AND RESTATED
ARTICLES OF LIMITED PARTNERSHIP
OF
PHC-MORGAN CITY, L.P.
     Pursuant to Section 3404 of the Louisiana Civil Code of 1870, the undersigned parties being all of the partners (the “Partners”) of PHC-Morgan City, L.P. (the “Limited Partnership”), a Louisiana limited partnership formed pursuant to the provisions of Article 2836 et. seq. of the Louisiana Civil Code of 1870, as amended and reenacted (the “Act”), hereby amend and restate the Articles of Limited Partnership of the Limited Partnership and agree as follows:

		Percent	Capital
	Name and Address	Ownership	Contribution
General Partner:	PHC-Lakewood, Inc.	1%	$1.00
	a Louisiana corporation
	105 Westwood Place, Suite 400
	Brentwood, Tennessee 37027

Limited Partner:	PHC-Morgan Lake, Inc.	99%	$99.00
	a Louisiana corporation
	105 Westwood Place, Suite 400
	Brentwood, Tennessee 37027
     The General Partner made its contribution to capital in cash at the time it executed the Articles of Limited Partnership, dated August 21, 2001. The Limited Partner made its contribution to capital in cash at the time it executed the Amended and Restated Articles of Limited Partnership, dated October 24, 2001. Neither Partner shall be required to make, any additional contribution of capital to the Limited Partnership, although the Partners may from time to time agree to make additional contributions to the Limited Partnership.
     The Limited Partnership may engage in any lawful business permitted by the Act, including without limitation, acquiring, owning, operating, selling, leasing, and otherwise dealing with hospitals and other healthcare businesses.
     The address of the registered and principal office of the Limited Partnership is 1125 Marguerite Street, Morgan City, Louisiana 70381, and the name and address of the registered agent for service of process on the Limited Partnership in the State of Louisiana is National Registered Agents, Inc., 225 St. Ann Drive, Mandeville,

Louisiana 70471-3219.
     The Limited Partnership shall be terminated and dissolved upon the earlier of (i) the mutual agreement of the Partners or (ii) December 31, 2050. After payment of all obligations and other liabilities as provided in the Act, notwithstanding any provision to the contrary in this Agreement, all remaining Limited Partnership assets shall be distributed to the Partners in accordance with their positive ending capital account balances in compliance with Treasury Regulation Section 1.704-1(b)(2)(ii)(b)(2). No Partner shall have the obligation to another Partner, the Limited Partnership, or third party to restore a negative capital account balance during the existence or upon termination of the Limited Partnership.
     A capital account for each Partner shall be established, maintained and adjusted in accordance with Treasury Regulation Section 1.704-1(b)(2)(iv), including any optional adjustments under Treasury Regulation Section 1.704-1(b)(2)(iv)(f) that the General Partner believes are necessary to reflect the economic interests of the Partners and, if applicable, the adjustments required under Treasury Regulation Section 1.704-1(b)(2)(iv)(g).
     All distributions and, after giving effect to the special allocations in the following paragraph, all allocations of income, gains, losses and credits shall be made in accordance with the Percent Ownership of each Partner. No allocation of loss or deduction will be made to a Partner that would create an impermissible capital account balance as computed under Treasury Regulations Section 1.704-1(b)(2)(ii)(d).
     This Agreement contains, and the Partners shall comply with the “qualified income offset” provision of Treasury Regulations Section 1.704-1(b)(2)(ii)(d), the minimum gain chargeback provisions and provisions relating to the special allocation of nonrecourse deductions of Treasury Regulations Section 1.704-2. The allocations contained in this paragraph shall be defined, interpreted and made in accordance with the applicable Treasury Regulations.
     Income, gain, loss and deduction as computed for income tax purposes with respect to Limited Partnership property subject to Internal Revenue Code Section 704(c) and/or Treasury Regulations Section 1.704-1(b)(2)(iv)(f) shall be allocated in accordance with said Internal Revenue Code Section and/or Treasury Regulations Section 1.704-1(b)(4)(i), as the case may be, using any reasonable method permitted in Treasury Regulations Section 1.704-3 that is selected by the General Partner. Allocations made pursuant to this paragraph shall not affect the capital accounts of the Partners.
     The General Partner shall have the exclusive right and full power and authority to manage, control, conduct and operate the business of the Partnership, and may take any and all action without the consent of the Limited Partner. The General Partner shall maintain all books and records required by the Act to be maintained at the address specified above or at any other office designated by the General Partner. The General Partner shall make available at its principal office at the address specified above in the State of Tennessee such books and records of the Limited Partnership as are required pursuant to the Act. The General Partner shall have the right to designate a different registered agent and/or registered office for the Limited Partnership by complying with any requirements pursuant to the Act.
     The Limited Partnership shall indemnify and hold harmless the General Partner, and its members, managers, employees, agents and representatives and the officers, directors, employees agents and representatives of its members to the fullest extent permitted by the Act.
     The Partners hereby agree that all other terms of the Limited Partnership be controlled and interpreted in accordance with the Act.

     EXECUTED effective as of October 24, 2001.

GENERAL PARTNER:

WITNESSES:	PHC-Lakewood, Inc.,
a Louisiana corporation

Faye S. Edwards	By:	/s/ Howard T. Wall
Darla S. Cowan	Title:	V.P. and Secretary

STATE OF TENNESSEE	)
) SS.:
COUNTY OF WILLIAMSON)
          On this 24 day of October, 2001, before me, the subscriber, a Notary Public duly appointed to take proof and acknowledgment of deeds and other instruments, came Howard T. Wall, to me personally known to be the individual described in and who signed the preceding Articles of Limited Partnership, and who duly acknowledged to me, the signing of the same, and being by me duly sworn deposeth and saith that he signed the foregoing Articles of Limited Partnership in the capacity set forth under his signature.
          IN TESTIMONY WHEREOF, I hereunto set my name and affix my official seal at Brentwood, Tennessee, the day and year first above written.
     Linda Marie Crockett Notary Public

(SEAL)	My Commission Expires SEPT. 25, 2004

WITNESSES:	LIMITED PARTNER:

PHC-Morgan Lake, Inc.
a Louisiana corporation

Faye S. Edwards	By:	/s/ Howard T. Wall
Darla T. Cowan	Title:	V.P. and Secretary

STATE OF TENNESSEE	)
) SS.:
COUNTY OF WILLIAMSON	)
          On this 24 day of October, 2001, before me, the subscriber, a Notary Public duly appointed to take proof and acknowledgment of deeds and other instruments, came Howard T. Wall, to me personally known to be the individual described in and who signed the preceding Articles of Limited Partnership, and who duly acknowledged to me, the signing of the same, and being by me duly sworn deposeth and saith that he signed the foregoing Articles of Limited Partnership in the capacity set forth under his signature.
          IN TESTIMONY WHEREOF, I hereunto set my name and affix my official seal at Brentwood, Tennessee, the day and year first above written.
     Linda Marie Crockett Notary Public

(SEAL)	My Commission Expires SEPT. 25, 2004

5